                                                                       Exh. 10.6

OMEGA HOLDINGS, INC.                                        MANAGEMENT AGREEMENT
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                             MANAGEMENT AGREEMENT

     This Management Agreement (this "Agreement") is entered into as of the 13th day of June, 1997 by and between Omega Holdings, Inc., a Delaware corporation, Omega Cabinets, Ltd., a Delaware corporation and a wholly-owned subsidiary of Omega Holdings, Inc. (Omega Holdings, Inc. and Omega Cabinets, Ltd. are hereinafter referred to collectively as the "Company"), and BCC Industrial Services, Inc., a Delaware corporation (the "Advisor").

          Whereas, Omega Merger Corp., a Delaware corporation, has been formed for the purpose of merging with and into Omega Holdings, Inc. (such transaction being referred to herein as the "Merger"), all on the terms and subject to the conditions of that certain Agreement and Plan of Merger dated as of April 28, 1997 (the "Merger Agreement") by and among Omega Holdings, Inc, the stockholders of Omega Holdings, Inc. (the "Stockholders") and Omega Merger Corp.;

          Whereas, subject to the terms and conditions of this Agreement, the Company desires to retain the Advisor to provide certain management and advisory services to the Company, and the Advisor desire to provide such services.

     Now, therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Services. The Advisor hereby agrees that, during the term of this Agreement (the "Term"), it will provide the Company with financial, managerial and operational advice in connection with its day-to-day operations, including, without limitation:

          i.   advice with respect to the investment of funds; and

          ii. advice with respect to the development and implementation of strategies for improving the operating, marketing and financial performance of the Company.

2. Payment of Fees. The Company hereby agrees to pay to the Advisor (or such affiliates of the Advisor as are designated by it) a management fee in an amount equal to $325,000 per annum and warrants to purchase an aggregate of 2,391.40 shares of the common stock of Omega Holdings, Inc. in substantially the form attached as

OMEGA HOLDINGS, INC.                                       MANAGEMENT AGREEMENT
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     Exhibit 2, in exchange for the services provided to the Company by the
     Advisor, as more fully described in Section 1 of this Agreement. The fee will be payable by the Company quarterly in advance, the first such installment being payable by the Company on demand at or after the closing of the Merger. Each payment made pursuant to this Section 2 shall be paid by wire transfer of immediately available federal funds to the account for the Advisor specified on Schedule 1 hereto, or to such other account as the Advisor may specify to the Company in writing prior to such payment. The warrants shall be exercisable in full as of the date of the issue at an exercise price equal to $1,000 per share of such common stock.

3.   Term.

     a. Except as expressly set forth in this Section 3, this Agreement shall continue in full force and effect, unless and until terminated by mutual consent of the parties, for so long as the Advisor (or any successor or permitted assign of the Advisor, as the case may be) continues to carry on the business of providing services of the type described in Section 1 above.

     b. The Advisor shall cease to be a party to this Agreement and, except as set forth in Section 3(d), shall be released of all of its rights and obligations hereunder upon any of the following events:

          i. the Advisor (or a successor or permitted assign of the Advisor, as the case may be) ceases to carry on the business of providing services of the type described in Section 1 above; or

          ii. the Advisor materially breaches the terms of this Agreement and fails to cure such breach within 30 days following written notice thereof; or

          iii upon election of the Advisor in the event that the Company materially breaches the terms of this Agreement and fails to cure such breach within 30 days following written notice thereof.

     c. This Agreement shall terminate in the event that the Advisor ceases to be a party to this Agreement.

     d. Each of (a) the obligations of the Company under Section 4 below, (b) any and all accrued and unpaid obligations of the Company owed under
          Section 2 above, and (c) the provisions of Section 7 shall survive any termination or expiration of this Agreement to the maximum extent permitted under applicable law.

OMEGA HOLDINGS, INC.                                        MANAGEMENT AGREEMENT
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4.   Expenses; Indemnification.

     a. Expenses. The Company agrees to pay on demand all expenses incurred by the Advisor or its affiliates (collectively, the "Advisor Entities") in connection with the Merger or otherwise incurred in connection with the Company, including but not limited to (i) the fees and disbursements of: (A) Ropes & Gray, and (B) any accountants or other consultants or advisors retained by the Advisor Entities arising in connection therewith (including but not limited to the preparation, negotiation and execution of this Agreement and any other agreement executed in connection with the Merger (and any and all amendments, modifications, restructurings and waivers, and exercises and preservations of rights and remedies hereunder or thereunder) and the operations of the Company and any of its subsidiaries), and (ii) any out-of-pocket expenses incurred by the Advisor in connection with the provision of services hereunder or the attendance at any meeting of the board of directors (or any committee thereof) of the Company or any of its affiliates.

     b. Indemnity and Liability. In consideration of the execution and delivery of this Agreement by the Advisor, the Company hereby agrees to indemnify, exonerate and hold each of the Advisor Entities, and each of their respective partners, shareholders, directors, officers, fiduciaries, employees, other affiliates and agents and each of the partners, shareholders, directors, officers, fiduciaries, employees, other affiliates and agents of each of the foregoing (collectively, the "Indemnitees") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to the Merger or any agreement executed in connection with the Merger, except for any such Indemnified Liabilities arising on account of such Indemnitee's willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. None of the Indemnitees shall be liable to the Company or any of its affiliates for any act or omission suffered or taken by such Indemnitee that does not constitute willful misconduct.

5. Assignment, etc. Except as provided below, none of the parties shall have the right to assign this Agreement. Notwithstanding the foregoing, (a) the Advisor may assign all or part of its rights and obligations hereunder to any affiliate of such Advisor which

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Omega Holdings, Inc.                                        Management Agreement
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     provides services similar to those called for by this Agreement, in which event the Advisor shall be released of all of its rights and obligations hereunder, and (b) the provisions hereof for the benefit of the Advisor Entities shall inure to the benefit of their successors and assigns.

6. Amendments and Waivers. No amendment or waiver of any term, provision or condition of this Agreement shall be effective, unless in writing and executed by each of the Advisors and the Company. No waiver on any one occasion shall extend to or effect or be construed as a waiver of any right or remedy on any future occasion. No course of dealing of any person nor any delay or omission in exercising any right or remedy shall constitute an amendment of this Agreement or a waiver of any right or remedy of any party hereto.

7.   Miscellaneous.

     a. Choice of Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     b. Consent to Jurisdiction. Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of Delaware, provided that the Advisor may bring any such action, suit or proceeding against the Company in any jurisdiction in which the Company is subject to personal jurisdiction. Each of the parties hereto by execution hereof
          (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of Delaware for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be
                                            ----- --- ----------
          transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the

Omega Holdings, Inc.                                        Management Agreement
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          subject matter hereof may not be enforced in or by any of the above-
          named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of Delaware, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 9 is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that service of process made in accordance with
          Section 9 does not constitute good and sufficient service of process. The provisions of this Section 7(b) shall not restrict the ability of any party to enforce in any court any judgment obtained in a federal or state court of the State of Delaware.

     c. Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the parties hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury.

     d. Reliance. Each of the parties hereto acknowledges that it has been informed by each other party that the provisions of this Section 7 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

8. Merger/Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior communication or agreement with respect thereto.

9. Notice. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and delivered personally or sent
     (i) by Federal Express, DHL or UPS, (ii) by telecopier or (iii) by registered or certified mail, postage prepaid, in each case, addressed as follows:

     If to the Company:

          Omega Holdings, Inc.
          Omega Cabinets, Ltd.

Omega Holdings, Inc.                                        Management Agreement
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          1205 Peters Drive
          Waterloo, IA  50703-9691
          Attention:  Chief Executive Officer
          Telephone:  319-235-5700
          Telecopier:  319-234-6482

     If to the Advisor:

          BCC Industrial Services, Inc.
          767 Fifth Avenue, 6th Floor
          New York, NY  10153
          Attention:  Donald E. Cihak
          Telephone:  212-980-0606
          Telecopier:  212-759-0876

     Copy to:
     -------

          Ropes & Gray
          One International Place
          Boston, Massachusetts 02110-2624
          Attention:       R. Newcomb Stillwell, Esq.
          Telephone:  617-951-7000
          Telecopier:  617-951-7050

Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) the next business day after being sent by Federal Express, DHL or UPS to an address for which next day service is available, (c) the third business day after being sent by Federal Express, DHL or UPS other than to an address for which next day service is available, (c) the same business day, if sent by telecopier and (iv) the third business day after being sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address or telecopier number by giving notice as aforesaid to each of the other parties hereto.

10. Severability. If in any judicial or arbitral proceedings a court or arbitrator shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by

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Omega Holdings, Inc.                                        Management Agreement
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     limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

11. Counterparts. This Agreement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.


                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

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Omega Holdings, Inc.                                        Management Agreement
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     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.


The Company:                  Omega Holdings, Inc.



                              By
                                -------------------------------
                                  Title:



                              Omega Cabinets, Ltd.



                              By
                                -------------------------------
                                  Title:

Omega Holdings, Inc.                                        Management Agreement
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the Advisor:                    BCC Industrial Services, Inc.



                              By
                                -------------------------------
                                Name:
                                Title:
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Omega Holdings, Inc.                                        Management Agreement
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                                                                   Schedule 1 to
                                                            Management Agreement
                                                            --------------------



                    Wire Transfer Instructions for


                    BCC Industrial Services, Inc.

                    CHASE MANHATTAN BANK, N.A.
                    ABA #  021000021
                    For: the account of United States Trust Co. of New York Account # 920-1-073195
                    To Further Credit:  BCC Industrial Services, Inc.
                    Attention:  Roy Kasakove
                    Telephone Advice:  212-852-3492
                    Account # 479-16300